UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2020

SOUTHWEST GEORGIA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	001-12053	58-1392259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 First Street, S.E.

Moultrie, Georgia 31768

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (229) 985-1120

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	SGB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 27, 2020, Southwest Georgia Financial Corporation (“SGB”) held a Special Meeting of Shareholders (the “Special Meeting”) for purposes of: (i) approval of the Agreement and Plan of Merger, dated December 18, 2019, by and between Southwest Georgia Financial Corporation and The First Bancshares, Inc. (the “Agreement and Plan of Merger”) and the transactions contemplated thereby (“Merger Proposal”); (ii) approval, on an advisory (non-binding) basis, the compensation that SGB’s named executive officers may receive in connection with the merger from SGB (“Compensation Proposal”); and (iii) approval of a proposal to authorize management, if necessary, to adjourn the Special Meeting to a later date to allow additional time to solicit votes needed to approve the Agreement and Plan of Merger (“Adjournment Proposal”). As of the close of business on February 12, 2020, the record date for the Special Meeting, 2,548,510 shares of common stock, par value, $1.00 per share, of SGB (the “Common Stock”) were outstanding and entitled to vote. At the Special Meeting, 2,216,672, or approximately 87.0%, of the outstanding Common Stock entitled to vote were represented in person or by proxy. This constituted a quorum for all matters to be presented at the Special Meeting.

The results of the voting at the Special Meeting are as follows:

Proposal 1 – Merger Proposal

By the following vote, the shareholders did approve the Agreement and Plan of Merger and the transactions contemplated thereby:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,872,169	327,087	17,416	N/A

Proposal 2 – Compensation Proposal

By the following vote, the shareholders did approve, on an advisory (non-binding) basis, the compensation that that SGB’s named executive officers may receive in connection with the merger from SGB:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,729,628	449,172	37,872	N/A

Proposal 3 – Adjournment Proposal

By the following vote, the shareholders did approve the proposal to adjourn the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of the Merger Proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,920,409	289,083	7,180	N/A

Item 8.01	Other Events.

On March 27, 2020, SGB issued a press release announcing the voting results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	EXHIBITS

Exhibit Number	Description
99.1	Press Release dated March 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GEORGIA FINANCIAL CORPORATION

Dated: March 27, 2020	By:	/s/ T. Garrett Westbrook
	Name:	T. Garrett Westbrook
	Title:	VICE PRESIDENT AND CONTROLLER